UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2026

BANCPLUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2026 Annual Meeting of Shareholders, held on April 28, 2026, BancPlus Corporation (the “Company”) approved an amendment to its Articles of Incorporation to phase out the classified structure of its Board of Directors (the “Board”) over a three‑year period, beginning with the 2026 Annual Meeting of Shareholders and concluding at the 2028 Annual Meeting of Shareholders, at which time all directors will be elected annually (the “Declassification Amendment”). The Declassification Amendment does not affect the unexpired three‑year terms of directors elected prior to the 2026 Annual Meeting of Shareholders.

At the same meeting, the Company also approved an amendment to its Articles of Incorporation to eliminate the supermajority voting requirement set forth in Article Fourteenth thereof (the “Supermajority Amendment”). Prior to the amendment, Article Fourteenth required the affirmative vote of at least two‑thirds of the outstanding shares entitled to vote in order for shareholders to amend, alter, or repeal Articles Eighth, Ninth, Tenth, Twelfth, and Fourteenth of the Articles of Incorporation. As a result of the Supermajority Amendment, these provisions are now subject to the voting standards applicable under the Mississippi Business Corporation Act.

In addition, effective as of April 28, 2026, the Board approved and adopted the Company’s Amended and Restated By‑Laws (the “Amended and Restated By‑Laws”), which implement the following changes:

Principal Office

•
Clarified that the Company’s principal office is located in Ridgeland, Mississippi, and that the Company may establish additional offices or branches as determined by the Board.

Shareholder Meeting and Voting

•
Clarified that shareholder meetings may be held at the principal office or another location designated by the Board, including by virtual or remote means.
•
Provided that the annual meeting of shareholders will be held at the date, time, and place determined by the Board.
•
Updated notice provisions to address virtual meetings and to require notice not less than 10 days nor more than 60 days prior to a meeting.
•
Confirmed that each share of voting capital stock is entitled to one vote at shareholder meetings.
•
Clarified procedures relating to proxies, quorum, adjournment of meetings, record dates, and shareholder lists, consistent with applicable Mississippi law.
•
Clarified the officers authorized to preside over shareholder meetings.
•
Replaced prior advance notice provisions with updated and more comprehensive advance notice procedures.

The Board of Directors

•
Removed limitations on annual increases in the size of the Board.
•
Conformed the By‑Laws to the declassification of the Board by providing for one‑year terms for all directors elected following the 2026 Annual Meeting of Shareholders.
•
Clarified procedures for filling Board vacancies, including the term of any director appointed to fill a vacancy.
•
Eliminated certain director suspension and removal provisions.
•
Added customary provisions addressing director resignations and Board committees.

Board Meetings and Governance

•
Permitted Board meetings to be held by remote communication, including teleconference or online platforms.
•
Clarified procedures for regular and special Board meetings, including authority to call special meetings.
•
Updated notice provisions for Board meetings, including delivery by telephone or electronic means.
•
Clarified quorum and voting requirements for Board action.
•
Clarified the presumption of director assent absent affirmative dissent.

Officers

•
Clarified that officers and agents of the Company may be removed by the Board with or without cause.

The above description of the Declassification Amendment and the Supermajority Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment to the Company’s Articles of Incorporation, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The above description of the amendments provided in the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws of the Company, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company's 2026 Annual Meeting of Shareholders was held on April 28, 2026. Three matters were submitted to the Company's shareholders for a vote. The final results of the vote are set forth below:

Proposal #1: To consider and elect six (6) directors to serve as Class I Directors of the Corporation.

	For	Against	Abstain	Uncast
Eugene F. Webb, Jr.	8,596,900	18,191	5,454	264
Staci H. Tyler	8,595,357	20,830	4,622	—
Charles R. White	8,585,746	12,501	22,562	—
David Barksdale	8,602,643	11,448	6,454	264
Margaret M. Peaster	8,581,500	34,687	4,622	—
Scott M. Polakoff	8,549,907	7,796	63,106	—

Proposal #2: To consider and approve the Declassification Amendment.

For	Against	Abstain	Uncast
8,515,922	19,177	85,710	—

Proposal #3: To consider and approve the Supermajority Amendment.

For	Against	Abstain	Uncast
8,503,915	34,491	82,403	—

Item 8.01 Other Events.

On April 29, 2026, the Company issued a press release announcing that the Board of Directors declared a quarterly cash dividend of $0.53 per share of common stock. The cash dividend will be paid on June 15, 2026, to shareholders of record as of the close of business on May 15, 2026. The press release is attached to this report at Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of BancPlus Corporation

3.2	Amended and Restated By-laws of BancPlus Corporation

99.1	Press Release, dated April 29, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

May 1, 2026	By:	/s/ Karlen Turbeville
Karlen Turbeville
Senior Executive Vice President and Chief Financial Officer